Exhibit 99.2

AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
RETIREMENT CENTER COMMUNITIES - FIRST QUARTER 2005
($'s in thousands)


                                     RETIREMENT CENTER COMMUNITIES:  TOTAL
                                     -------------------------------------

                                                                    Q1 04    Q2 04    Q3 04    Q4 04    Q1 05
                                                                   -------- -------- -------- -------- --------
Resident and healthcare revenue                                    $85,288  $85,578  $86,526  $89,787  $91,482
Community operating expense                                         56,791   56,546   58,168   59,085   60,890
                                                                   -------- -------- -------- -------- --------
Community operating contribution                                    28,497   29,032   28,358   30,702   30,592
Community operating margin                                            33.4%    33.9%    32.8%    34.2%    33.4%

Community operating contribution excluding
    Amortization of Deferred Entrance Fee Revenue                   25,832   26,592   26,249   27,553   28,357

Ending Occupancy                                                     8,374    8,424    8,436    8,482    8,585
Ending Occupancy %                                                    94.4%    95.0%    95.1%    95.7%    94.6%

Average Monthly Occupancy                                            8,376    8,382    8,408    8,438    8,532
Monthly Revenue per unit                                            $3,394   $3,403   $3,430   $3,547   $3,574
Year to Year % Change                                                  8.0%     6.3%     5.0%     9.8%     5.3%

Monthly Operating Contribution per unit                              1,134    1,155    1,124    1,213    1,195
Year to Year % Change                                                 13.0%    12.4%    14.2%    16.2%     5.4%


                              RETIREMENT CENTER COMMUNITIES:  RENTAL COMMUNITIES
                              --------------------------------------------------

                                                                    Q1 04    Q2 04    Q3 04    Q4 04    Q1 05
                                                                   -------- -------- -------- -------- --------
Resident and healthcare revenue                                    $55,007  $55,249  $56,306  $57,387  $58,493
Community operating expense                                         34,326   33,983   35,422   35,932   36,739
                                                                   -------- -------- -------- -------- --------
Community operating contribution                                    20,681   21,266   20,884   21,455   21,754
Community operating margin                                            37.6%    38.5%    37.1%    37.4%    37.2%

Ending Occupancy                                                     5,576    5,595    5,581    5,623    5,586
Ending Occupancy %                                                    95.2%    95.5%    95.2%    96.0%    95.4%

Average Monthly Occupancy                                            5,582    5,576    5,580    5,594    5,602
Monthly Revenue per unit                                            $3,285   $3,303   $3,364   $3,420   $3,480
Year to Year % Change                                                  7.5%     6.5%     4.5%     9.0%     5.9%

Monthly Operating Contribution per unit                              1,235    1,271    1,248    1,278    1,294
Year to Year % Change                                                 11.2%    11.8%    10.3%     7.4%     4.8%


                              RETIREMENT CENTER COMMUNITIES:  ENTRANCE FEE CCRCs
                              --------------------------------------------------

                                                                    Q1 04    Q2 04    Q3 04    Q4 04    Q1 05
                                                                   -------- -------- -------- -------- --------
Resident and healthcare revenue                                    $30,281  $30,329  $30,220  $32,400  $32,989
Community operating expense                                         22,465   22,563   22,746   23,153   24,151
                                                                   -------- -------- -------- -------- --------
Community operating contribution                                     7,816    7,766    7,474    9,247    8,838
Community operating margin                                            25.8%    25.6%    24.7%    28.5%    26.8%

Ending Occupancy                                                     2,798    2,829    2,855    2,859    2,999
Ending Occupancy %                                                    93.0%    94.0%    94.8%    95.0%    93.3%

Average Monthly Occupancy                                            2,795    2,806    2,828    2,844    2,930
Monthly Revenue per unit                                            $3,612   $3,603   $3,562   $3,797   $3,753
Year to Year % Change                                                  9.2%     6.1%     5.9%    11.0%     3.9%

Monthly Operating Contribution per unit                                932      923      881    1,084    1,005
Year to Year % Change                                                 17.3%    13.0%    25.4%    45.0%     7.9%

Net Cash Flow per unit (includes Net Resale Cash Flow)               1,326    1,503    1,442    1,323    1,399

Entrance Fee Sales:
Total Entrance Fee (Independent Living) Units                        2,066    2,066    2,066    2,064    2,217
Ending Occupancy %                                                    95.4%    96.3%    97.1%    97.2%    95.8%

Entrance Fee Sales (in units)                                           69       84       79       68       70
Entrance Fee Sales                                                 $10,257  $11,976  $11,931   $9,224  $11,589
Refunds paid on Entrance Fee Terminations                            2,433    2,868    3,181    3,192    4,137
Net Resale Cash Flow                                                 7,824    9,108    8,750    6,032    7,452


    NOTE: Galleria Woods, a 207 unit Entrance Fee CCRC community, was acquired in February 2005.

    The sales proceeds at entrance fee CCRCs provide a source of financing to the community, thereby reducing the financing costs (interest or lease expense) that it would otherwise incur. As a result of the residents paying an up-front entrance fee, they pay a lower monthly service fee than they would pay at a similar rental community without entrance fees. As a result, entrance fee communities have lower operating margins (but lower non-operating financing costs) than similar rental communities.

AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
FREE-STANDING ASSISTED LIVING COMMUNITIES - FIRST QUARTER 2005
($'s in thousands)


                                       FREE-STANDING ASSISTED LIVING COMMUNITIES
                                       -----------------------------------------

                                                                            Q1 04    Q2 04    Q3 04    Q4 04    Q1 05
                                                                           -------- -------- -------- -------- --------
Resident and healthcare revenue                                            $22,663  $23,532  $24,563  $25,506  $26,207
Community operating expense                                                 17,061   17,519   17,657   17,970   18,447
                                                                           -------- -------- -------- -------- --------
Community operating contribution                                             5,602    6,013    6,906    7,536    7,760
Community operating margin                                                    24.7%    25.6%    28.1%    29.5%    29.6%

Ending Occupancy                                                             2,394    2,456    2,504    2,533    2,562
Ending Occupancy %                                                            84.3%    86.5%    88.3%    89.3%    90.1%


Average Monthly Occupancy                                                    2,384    2,430    2,478    2,521    2,537
Monthly Revenue per unit                                                    $3,169   $3,228   $3,304   $3,372   $3,443
Year to Year % Change                                                          8.7%     7.5%     8.2%     9.9%     8.7%

Monthly Operating Contribution per unit                                        783      825      929      996    1,020
Year to Year % Change                                                         78.5%    46.3%    39.2%    37.3%    30.2%

NOTE: Excludes two non-consolidated joint ventures.



AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
FREE CASH FLOW                                                                                     Three months
 ($'s in thousands)                                                                                   ended
                                                                                                  March 31, 2005
                                                                                                  --------------
 Net income (loss)                                                                                    $2,323
 Adjustments to reconcile net income to cash and cash equivalents provided by operating activities:
         Depreciation and amortization                                                                10,066
         Amortization of deferred entrance fee revenue                                                (4,012)
         Proceeds from entrance fee sales, net of refunds                                              6,232
         Deferred income tax benefit                                                                    (765)
         Amortization of deferred gain on sale-leaseback transactions                                 (2,956)
         Amorizationt of deferred compensation                                                           218
         Minority interest in earnings of consolidated subsidiaries                                       71
         Tax benefit from exercise of stock options                                                      395
         (Gains) losses from unconsolidated joint ventures                                               (66)
         Loss (gain) on sale of assets                                                                    12

                                                                                                  --------------
 Net cash and cash equivalents provided by operating activities (before changes in assets and liabilities, exclusive of acquisitions
     and sale leaseback transactions)                                                                 11,518

     Adjustments for lease escalators and other accruals                                               1,579
     Additions to land, building and equipment                                                       (19,902)
         Plus:  Development expenditures (funded separately)                                             693
     Distributions to minority interest holders                                                         (984)
     Principal reductions in master trust liability                                                     (285)
     Other adjustments for transactions / refinancings                                                15,015
                                                                                                  --------------
 Free cash flow before principal payments                                                              7,634
     Principal payments on long-term debt                                                             (4,897)
                                                                                                  --------------
 Free cash flow                                                                                        $2,737
                                                                                                  ==============

AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
SAME COMMUNITY RESULTS - FIRST QUARTER 2005
($'s in thousands)


 INCLUDING ENTRANCE FEE COMMUNITIES:
------------------------------------
                                       Three months ended March 31,       $            %
                                     --------------------------------
                                              2005              2004     Change     Change
                                     --------------  ----------------  ---------  -----------
Resident & Healthcare revenue             $116,903          $107,951     $8,952          8.3%
Community operating expense                 78,542            73,852      4,690          6.4%
                                     --------------  ----------------  ---------  -----------
Community operating contribution           $38,361           $34,099      4,262         12.5%
Community operating margin                    32.8%             31.6%

# Locations                                     59                59
Avg. Occupancy                                93.9%             91.9%
Avg. Occupied Units                         10,989            10,761        228          2.1%
Avg. Mo. Revenue/unit                       $3,546            $3,344       $202          6.0%
Avg. Mo. Operating Contribution/unit         1,164             1,056        107         10.2%


 EXCLUDING ENTRANCE FEE COMMUNITIES:
------------------------------------
                                       Three months ended March 31,       $            %
                                     --------------------------------
                                              2005              2004     Change     Change
                                     --------------  ----------------  ---------  -----------
Resident & Healthcare revenue              $84,700            77,670     $7,030          9.1%
Community operating expense                 55,186            51,387      3,799          7.4%
                                     --------------  ----------------  ---------  -----------
Community operating contribution           $29,514           $26,283      3,231         12.3%
Community operating margin                    34.8%             33.8%

# Locations                                     53                53
Avg. Occupancy                                93.6%             91.6%
Avg. Occupied Units                          8,139             7,966        173          2.2%
Avg. Mo. Revenue/unit                       $3,469            $3,250       $219          6.7%
Avg. Mo. Operating Contribution/unit         1,209             1,100        109          9.9%


    * This table sets forth certain selected financial and operating data on a Same Community basis. "Same Community basis" refers to communities that were owned and/or leased by the company throughout each of the periods being compared.

AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
REVENUE - FIRST QUARTER 2005
 ($'s in thousands)



                                                  Three months ended Three months ended
                                                       March 31,           March 31,
                                                  ---------------------------------------
                                                      2005     %         2004       %
                                                  --------- -------- --------- ----------

COMPOSITION
-----------
Revenues:
 Retirement Centers
   Independent living                              $38,234     32.1%  $35,682       32.7%
   Assisted living                                  15,010     12.6%   14,175       13.0%
   Skilled Nursing                                  20,396     17.1%   19,633       18.0%
   Ancillary services, including Innovative Senior
    Care (therapy and wellness programs)            15,607     13.1%   13,133       12.0%
   Amortization of Deferred Entrance Fee Revenue     2,235      1.9%    2,665        2.4%
                                                  --------- -------- --------- ----------
                                                    91,482     76.9%   85,288       78.1%

 Free-Standing Assisted Living
   Assisted living                                  23,169     19.5%   20,392       18.7%
   Ancillary services, including Innovative Senior
    Care (therapy and wellness programs)             3,038      2.5%    2,271        2.1%
                                                  --------- -------- --------- ----------
                                                    26,207     22.0%   22,663       20.8%

 Total Resident and Healthcare Revenue             117,689     98.9%  107,951       98.9%

 Management and Contract Services                      500      0.5%      424        0.4%
 Reimbursed Expenses                                   802      0.6%      768        0.7%
                                                  --------- -------- --------- ----------
                                                     1,302      1.1%    1,192        1.1%
                                                  --------- -------- --------- ----------

 Total Revenues                                   $118,991    100.0% $109,143      100.0%


BY PAYOR
--------
 Private Pay                                       $99,761     83.8%  $93,181       85.4%
 Medicare                                           16,747     14.1%   13,354       12.2%
 Medicaid                                            2,483      2.1%    2,608        2.4%
                                                  --------- -------- --------- ----------
 Total                                            $118,991    100.0% $109,143      100.0%


AMERICAN RETIREMENT CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
OTHER STATISTICS - FIRST QUARTER 2005


UNIT CAPACITY BY COMMUNITY TYPE
-------------------------------
                                               At March 31, 2005
                                             ---------------------
                                             Locations   Capacity
                                             ---------  ----------
Rental Retirement Centers:
   Owned-100%                                       2         272
   Leased                                          20       5,584
   Managed - other                                  3         713
                                             ---------  ----------
                                                   25       6,569

Entrance Fee Retirement Centers:
   Owned-100%                                       1         207
   Owned- 90%                                       2         712
   Leased                                           3       1,562
   Managed-Freedom Square                           1         735
   Managed-other                                    2         474
                                             ---------  ----------
                                                    9       3,690

Free-Standing AL's:
   Owned-100%                                      10         969
   Owned-Joint Venture                              2         164
   Leased                                          20       1,783
   Leased-Joint Venture                             1          91
                                             ---------  ----------
                                                   33       3,007

All Communities:
   Owned-100%                                      13       1,448
   Owned- 90%                                       2         712
   Owned-Joint Venture                              2         164
   Leased                                          43       8,929
   Leased-Joint Venture                             1          91
   Managed-Freedom Square                           1         735
   Managed-other                                    5       1,187
                                             ---------  ----------
                                                   67      13,266

    Note: Leased communities include both operating and capital leases. The two Owned-Joint Ventures are managed and are not consolidated. Freedom Square is consolidated due to the variable interest entity rules set forth in FIN 46.